                                                                       Exhibit A

        STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORIES,
                                NOVEMBER 5, 2001



        Each of the entities listed on Schedule A attached hereto (each a "Reporting Entity") and each party listed on Schedule B attached hereto (each a "Reporting Individual"; together with the Reporting Entities, the "Reporting Persons") hereby authorizes and designates Robert C. Bensky, Carla S. Newell and Stanley J. Meresman (the "Designated Filer"), for so long as each is employed by TCMI, Inc., to prepare and file on behalf of such Reporting Person individually, or jointly together with other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission or with any regulatory body, including United States federal, state and self-regulatory bodies, with respect to the Reporting Person's ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

        Each Reporting Person hereby further authorizes and designates Robert C. Bensky, Carla S. Newell and Stanley J. Meresman (each, an "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or an Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

        The authority of the Designated Filer and each Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.

                                    EXHIBIT A

Technology Crossover Ventures, L.P.
Technology Crossover Ventures, C.V.
Technology Crossover Management, L.L.C.
TCV II, V.O.F.
Technology Crossover Ventures II, L.P.
TCV II (Q), L.P.
TCV II Strategic Partners, L.P.
Technology Crossover Ventures II, C.V.
Technology Crossover Management II, L.L.C.
TCV III (GP)
TCV III, L.P.
TCV III (Q), L.P.
TCV III Strategic Partners, L.P.
Technology Crossover Management III, L.L.C.
TCV IV, L.P.
TCV IV Strategic Partners, L.P.
Technology Crossover Management IV, L.L.C.
TCV Franchise Fund, L.P.
TCVF Management, L.L.C.
The Kimball Family Trust Uta dated 2/23/94
The Hoag Family Trust U/A Dtd 8/2/94

                                    EXHIBIT B

Jay C. Hoag
Richard H. Kimball
Jon Q. Reynolds
Michael G. Linnert
Carla S. Newell
Brooke Seawell
Will Griffith
Stanley J. Meresman
Henry Feinberg

November 5, 2001                The Kimball Family Trust Uta dated 2/23/94


                                /s/ RICHARD A. KIMBALL
                                -----------------------------------------------
                                Richard H. Kimball, Trustee

November 5, 2001                The Hoag Family Trust U/A Dtd 8/2/94


                                /s/ JAY C. HOAG
                                -----------------------------------------------
                                Jay C. Hoag, Trustee

November 5, 2001                Technology Crossover Ventures, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Ventures, C.V.,
                                a Netherlands Antilles Limited Partnership

                                By: Technology Crossover Management, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its Investment General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Management, L.L.C.,
                                a Delaware Limited Liability Company,

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                The Kimball Family Trust Uta dated 2/23/94

                                /s/ RICHARD H. KIMBALL
                                -----------------------------------------------
                                Richard H. Kimball, Trustee


November 5, 2001               The Hoag Family Trust U/A Dtd 8/2/94

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Trustee

November 5, 2001               Technology Crossover Ventures, L.P.,
                               a Delaware Limited Partnership

                               By: Technology Crossover Management, L.L.C.,
                                   a Delaware Limited Liability Company,
                                   Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Ventures, C.V.,
                                a Netherlands Antilles Limited Partnership

                                By: Technology Crossover Management, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its Investment General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Management, L.L.C.,
                                a Delaware Limited Liability Company,

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

 November 5, 2001               TCV II, V.O.F.,
                                a Netherlands Antilles General Partnership

                                By: Technology Crossover Management II, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its Investment General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Ventures II, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management II, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCV II (Q), L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management II, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCV II Strategic Partners, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management II, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Ventures II, C.V.,
                                a Netherlands Antilles Limited Partnership

                                By: Technology Crossover Management II, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its Investment General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Management II, L.L.C.,
                                a Delaware Limited Liability Company,

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member



November 5, 2001                TCV III (GP),
                                a Delaware General Partnership

      .                         By: Technology Crossover Management III, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its Managing General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCV III, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management III, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member



November 5, 2001                TCV III (Q), L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management III, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCV III Strategic Partners, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management III, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Management III, L.L.C.,
                                a Delaware Limited Liability Company,

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCV IV, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management IV, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCV IV Strategic Partners, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management IV, L.L.C.,
                                    a Delaware Limited Liability Company,
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                Technology Crossover Management IV, L.L.C.,
                                a Delaware Limited Liability Company,

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCV Franchise Fund, L.P.,
                                a Delaware Limited Partnership

                                By: TCVF Management, L.L.C.,
                                    a Delaware Limited Liability Company
                                    Its General Partner

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

November 5, 2001                TCVF Management, L.L.C.,
                                a Delaware Limited Liability Company

                                By: /s/ JAY C. HOAG
                                   --------------------------------------------
                                   Jay C. Hoag, Managing Member

               IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of November 5, 2001.

               REPORTING PERSONS:

 November 5, 2001

                               /s/ JAY C. HOAG
                              -------------------------------------------------
                              Jay C. Hoag

 November 5, 2001


                              -------------------------------------------------
                              Richard H. Kimball

 November 5, 2001


                              -------------------------------------------------
                              Jon Q. Reynolds

 November 5, 2001


                              -------------------------------------------------
                              Michael G. Linnert

November 5, 2001

                               /s/ CARLA S.NEWELL
                              -------------------------------------------------
                              Carla S. Newell

               IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of November 5, 2001.

               REPORTING PERSONS:

November 5, 2001


                                  ---------------------------------------------
                                  Jay C. Hoag

November 5, 2001

                                  /s/ RICHARD H. KIMBALL
                                  ---------------------------------------------
                                  Richard H. Kimball

November 5, 2001


                                  ---------------------------------------------
                                  Jon Q. Reynolds

November 5, 2001


                                  ---------------------------------------------
                                  Michael G. Linnert

November 5, 2001

                                  /s/ CARLA S. NEWELL
                                  ---------------------------------------------
                                  Carla S. Newell

               IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of November 5, 2001.

   .           REPORTING PERSONS:



November 5, 2001


                              -------------------------------------------------
                              Jay C. Hoag

November 5, 2001


                              -------------------------------------------------
                              Richard H. Kimball

November 5, 2001

                              /s/ JON Q. REYNOLDS
                              -------------------------------------------------
                              Jon Q. Reynolds

November 5, 2001


                              -------------------------------------------------
                              Michael G. Linnert

November 5, 2001

                              /s/ CARLA S. NEWELL
                              -------------------------------------------------
                              Carla S. Newell

               IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of November 5, 2001.

               REPORTING PERSONS


November 5, 2001


                              -------------------------------------------------
                              Jay C. Hoag

November 5, 2001


                              -------------------------------------------------
                              Richard H. Kimball

November 5, 2001


                              -------------------------------------------------
                              Jon Q. Reynolds

November 5, 2001


                              /s/ MICHAEL G. LINNERT
                              -------------------------------------------------
                              Michael G. Linnert

November 5, 2001

                              /s/ CARLA S. NEWELL
                              -------------------------------------------------
                              Carla S. Newell

               IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of November 5, 2001.

               REPORTING PERSONS:

November 5, 2001


                              -------------------------------------------------
                              Jay C. Hoag

November 5, 2001


                              -------------------------------------------------
                              Richard H. Kimball

November 5, 2001


                              -------------------------------------------------
                              Jon Q. Reynolds


November 5, 2001

                              -------------------------------------------------
                              Michael G. Linnert

November 5, 2001

                              /s/ CARLA S. NEWELL
                              -------------------------------------------------
                              Carla S. Newell

November 5, 2001

                              /s/ WILLIAM GRIFFITH
                              -------------------------------------------------
                              Will Griffith

November 5, 2001


                              -------------------------------------------------
                              Brooke Seawell

November 5, 2001


                              -------------------------------------------------
                              Stanley J. Meresman

 November 5, 2001


                              -------------------------------------------------
                              Henry Feinberg

November 5, 2001


                              -------------------------------------------------
                              Will Griffith

November 5, 2001

                              /s/ BROOKE SEAWELL
                              -------------------------------------------------
                              Brooke Seawell

November 5, 2001


                              -------------------------------------------------
                              Stanley J. Meresman

 November 5, 2001


                              -------------------------------------------------
                              Henry Feinberg

November 5, 2001


                              -------------------------------------------------
                              Will Griffith

November 5, 2001


                              -------------------------------------------------
                              Brooke Seawell

November 5, 2001

                              /s/ STANLEY J. MERESMAN
                              -------------------------------------------------
                              Stanley J. Meresman

 November 5, 2001


                              -------------------------------------------------
                              Henry Feinberg